Non-current receivables	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables
Non-current receivables

(in thousands of USD)	December 31, 2019	December 31, 2018
Shareholders loans to joint ventures	60,379	28,665
Derivatives	—	7,930
Other non-current receivables	2,094	2,062
Lease receivables	8,609	—
Investment	1	1
Total non-current receivables	71,083	38,658

The shareholders loans to joint ventures as of December 31, 2019 and December 31, 2018 did not bear interest, except for the new shareholders loans to Bari Shipholding Ltd. and Bastia Shipholding Ltd. which bear an interest rate of 8%. Please refer to Note 26 for more information on the shareholders loans to joint ventures.
The derivatives relate to the fair market value of the Interest Rate Swaps, acquired through the acquisition of Gener8 Maritime Inc. and two forward cap contracts which were entered into 2018. As of December 31, 2019 there were no non-current receivables related to these IRSs anymore mainly because two have been settled in the course of 2019 and the remaining one matures in 2020 (see Note 14).

The lease receivables relate to the subleases of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc.).

The maturity date of the non-current receivables is as follows:

(in thousands of USD)	December 31, 2019	December 31, 2018
Receivable:
Within two years	1,959	7,206
Between two and three years	2,076	—
Between three and four years	2,278	725
Between four and five years	38,754	541
More than five years	26,016	30,186
Total non-current receivables	71,083	38,658

Because the shareholders loans are perpetual non-amortizing loans, these non-current receivables are presented as maturing after 5 years with the exception of the shareholders loans to Bari Shipholding Ltd and Bastia Shipholding Ltd which will mature in 2024.
Trade and other receivables - current

(in thousands of USD)	December 31, 2019	December 31, 2018
Receivable from contracts with customers	105,925	64,923
Receivable from contracts with customers - TI Pool	146,613	161,737
Accrued income	20,815	17,765
Accrued interest	678	750
Deferred charges	19,134	17,473
Deferred fulfillment costs	2,556	2,140
Other receivables	11,407	18,677
Lease receivables	1,802	—
Derivatives	57	—
Total trade and other receivables	308,987	283,465

* Due to the increased significance of inventory (see accounting policies), the Group has re-presented the comparative information. Bunkers on board of the vessels are shown under inventory and no longer under deferred charges as of December 31, 2018.

The increase in receivables from contracts with customers mainly relates to an increase in market freight rates at year-end.

The decrease in receivables from contracts with customers - TI Pool relates to income to be received by the Group from the Tankers International Pool. These amounts decreased in 2019 due to a lower number of vessels in the TI Pool at year-end compared to 2018 and lower working capital per vessel in the Pool.

The increase in accrued income and deferred charges relate to a higher number of vessels on the spot market and higher market freight rates at year-end.

Fulfillment costs represent primarily bunker costs incurred between the date on which the contract of a spot voyage charter was concluded and the next load port. These expenses are deferred according to IFRS 15 Revenue from Contracts with Customers and are amortized on a systematic basis consistent with the pattern of transfer of service.

The decrease in other receivables relate mainly to outstanding receivables with Navig8 Pool. These amounts decreased because the relevant vessels were transferred to the TI Pool after the merger with Gener8 Maritime Inc in 2018.

The lease receivables relate to the sublease of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc).

For currency and credit risk, we refer to Note 19.